UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

Nxu, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	92-2819012
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NXU	NASDAQ

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 11, 2023, the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notified Nxu, Inc. (the “Company”) that it failed to satisfy the minimum $1.00 bid price requirement for the previous 30-consecutive business days and, in accordance with the Nasdaq Listing Rules, the Company had been granted a 180-calendar day grace period, through October 9, 2023, to regain compliance. The Company is not eligible for a second 180-day grace period because it does not comply with the $5 million initial listing requirement for Nasdaq.

On October 10, 2023, the Company received formal notice from the Staff that, based upon the Company’s non-compliance with the minimum bid price requirement as of October 9, 2023, the Company’s Class A common stock will be scheduled for delisting from Nasdaq and will be suspended at the opening of business on October 19, 2023, unless the Company requests a hearing before the Nasdaq Hearings Panel (the “Panel”) no later than 4:00 p.m. Eastern Time on October 17, 2023. The Company plans to timely request a hearing before the Panel, which request will stay the suspension of the Company’s Class A common stock. At the hearing, the Company will present a plan to the Panel that includes a discussion of the events that it believes will enable it to regain compliance.

Additionally, as previously disclosed, on August 29, 2023, Staff notified the Company that it failed to comply with Nasdaq’s $2,500,000 minimum stockholders’ equity requirement for continued listing as set forth in Listing Rule 5550(b)(1) (the “Equity Rule”). The Company intends to address its noncompliance with the Equity Rule at the hearing before the Panel as well.

There can be no assurance that the appeal will be successful, that the Panel will grant the Company’s request for continued listing or that the Company will evidence compliance within any extension period that may be granted by the Panel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nxu, Inc.

Date: October 11, 2023	By:	/s/ Mark Hanchett
Mark Hanchett Chief Executive Officer